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                                                                    EXHIBIT 10.3

                            VIVID TECHNOLOGIES, INC.

                   1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

        1. Purpose. The purpose of this 1996 Nonemployee Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

        2. Definitions. As used herein, each of the following terms has the indicated meaning:

        "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Corporation) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Corporation including, without limitation, any member of an affiliated group of which the Corporation is a common parent corporation as provided in Section 1504 of the Internal Revenue Code of 1986, as amended,.

        "Corporation" means Vivid Technologies, Inc.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Eligible Director" means each director of the Corporation who is not then an employee of the Corporation.

        "Fair Market Value" means the last sale price of the Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or on a national securities exchange on which the Shares may be traded on the date of the granting of the Option. If the Shares are not publicly traded, the fair market value shall mean the fair market value of the Shares as determined by the Board of Directors.

        "Option" means the contractual right to purchase Shares upon the specific terms set forth in this Plan.

        "Option Exercise Period" means the period commencing on the date of grant of an Option pursuant to this Plan and ending ten years from the date of grant.

        "Plan" means this Vivid Technologies, Inc. 1996 Nonemployee Director Stock Option Plan.

        "Shares" means the Common Stock, $.01 par value, of the Corporation.
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        3. Stock Subject to the Plan. The aggregate number of Shares that may be issued and sold under the Plan shall be 125,000 shares. The Shares to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, from (i) treasury Shares and/or Shares reacquired by the Corporation for such purposes, including Shares purchased in the open market, (ii) authorized but unissued Shares, and (iii) Shares previously reserved for issuance upon exercise of Options which have expired or been terminated. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered thereby shall become available for grant as additional Options under the Plan so long as it shall remain in effect.

        4. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. The Board may delegate any and all of its authority hereunder to one or more Committees of the Board.

        5. Eligibility; Grant of Options. Each Eligible Director will be granted an Option to purchase 10,000 shares of Common Stock (the "Initial Option") effective on the date he or she is first elected to the Board; provided, however that no Eligible Director elected to the Board prior to October 10, 1996 shall receive an Initial Option. In addition, each Eligible Director who has served as a Director for a full fiscal year will be entitled to receive options to purchase an additional 2,500 shares of Common Stock (the "Additional Options") on June 30 of each year (provided the Director continues to be an Eligible Director on that date) until the Director has received Additional Options to purchase 25,000 shares of Common Stock.

        6.      Terms of Options and Limitations Thereon.

                (a) Option Agreement. Each Option granted under this Plan shall be evidenced by an option agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Board may determine. Each Option shall explicitly state that it is not intended to be an "incentive stock option" as that term is defined in
Section 422A of the Internal Revenue Code.

                (b) Price. The price at which any Shares may be purchased pursuant to the exercise of an Option shall be the Fair Market Value of the Shares on the date of grant, but in no event shall the price be less than the par value of the Shares.

                (c) Exercise of Options. Subject to Paragraph 7 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the person or persons exercising the Option, to the Corporation stating the numbers of Shares with respect to which the Option is being exercised, accompanied by full payment for such Shares pursuant to section 7(b) hereof; provided, however, (i) if a person to whom an Option has been granted is permanently disabled or dies during the Option Exercise Period, the portion of such Option then exercisable, as

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provided in Paragraph 7(a) shall be exercisable by him or her or by the executors, administrators, legatees or distributees of his or her estate during the 12 months following his or her or death or permanent disability and, (ii) if a person to whom an Option has been granted ceases to be a director of the Corporation for any cause other than death or permanent disability, the portion of Option then exercisable shall be exercisable during the thirty (30) day period following the date such person ceased to be a director, but, in any event, only to the extent vested pursuant to Paragraph 7(a) hereof.

                (d) Non-Assignability. No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution and during the lifetime of the holder shall be exercisable only by him or her.

        7.      Vesting; Payment.

                (a) Subject to Paragraph 8 of this Plan, Options granted under this Plan may be exercised as follows: (i) the Initial Options may be exercised during the Option Exercise Period at the rate of 20% per year, commencing one year after the date of grant, such that the Option may be exercised in full from and after five years from the date of grant, and (ii) the Additional Options may be exercised during the Option Exercise Period at any time after six months from the date of grant.

                (b) If a person to whom an Option is granted ceases to be an Eligible Director, then each Option issued to said person shall be exercisable, during the remainder of the Option Exercise Period or such shorter period as specified in subparagraph 6(c), only as to the number of Shares as to which the Option was exercisable immediately prior to said termination of affiliation, unless otherwise determined by the Board of Directors.

                (c) The purchase price of Shares upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash or, if the Corporation's shares are traded on NASDAQ or a national securities exchange; (ii) by delivery of Shares having a Fair Market Value on the date of exercise equal to the purchase price, or (iii) any combination of cash and Shares.

                (d) No Shares shall be issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Board, including without limitation those described in Paragraph 10 hereof.

        8.      Stock Adjustments.

                (a) If the Corporation is a party to any "Change in Control" event, then all Options outstanding as of the date of the Change in Control event and not then exercisable shall become fully exercisable to the full extent of the original grant; provided, however, that if the rights granted under this Paragraph 8(a) would cause an otherwise eligible transaction to be ineligible for pooling of interest accounting treatment or the Board determines that such rights

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would otherwise have an adverse effect on the Corporation, then the Board shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder. For purposes of the Plan, a "Change in Control" event shall include the following:

        (x) (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities") or (ii) the approval by the stockholders of the Corporation of a reorganization, merger, consolidation, complete liquidation or dissolution of the Corporation, the sale or disposition of all or substantially all of the assets of the Corporation or similar corporate transaction (in each case referred to in this Paragraph 8(a) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); excluding, however, the following: (i) any acquisition by, or consummation of a Corporate Transaction with, any subsidiary of the Corporation or by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or an Affiliate, (ii) the acquisition by, or consummation of a Corporate Transaction with, any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, or (iii) any Corporate Transaction, if more than a majority of the beneficial ownership of the Outstanding Corporation Voting Securities after the Corporate Transaction is held directly or indirectly by Persons who held directly or indirectly the beneficial ownership of the Outstanding Corporation Voting Securities before the Corporate Transaction; or

        (y) A change in the composition of the Board of Directors such that the individuals who, as of October 9, 1996, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Paragraph 8(a), that any individual who becomes a member of the Board subsequent to such date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

                (b) If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or dividend on the Stock payable in Shares, the

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outstanding Shares of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable.

                (c) In the event of a transaction of the type described in Paragraphs (a) and (b) above, the total number of Shares on which Options may be granted under this Plan shall be appropriately adjusted by the Board.

        9. No Rights Other Than Those Expressly Created. No person affiliated with the Corporation or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to continue to be affiliated with the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. No Option holder shall have any of the rights of a stockholder with respect to Shares covered by an Option until such time as the Option has been exercised and Shares have been issued to such person.

        10. Miscellaneous.

                (a) Withholding of Taxes. Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Board determines, the amount of any taxes which the Board may determine is required to be withheld.

                (b) Securities Law Compliance. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Shares in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Shares upon any exercise of an Option until completion of such registration or other qualification of such Shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation is not obligated to register or qualify the Shares under federal or state securities laws and may refuse to issue such Shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the Shares issued hereunder may be legended to reflect such restrictions.

                (c) Indemnity. The Board shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with its responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board, in respect of any claim, loss, damage, or expense (including counsel fees)

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arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

        11. Effective Date; Amendment; Termination.

                (a) The effective date of this Plan shall be the date of the approval of stockholders of the Corporation holding at least a majority of the voting stock of the Corporation.

                (b) The date of grant of any Option granted hereunder shall be the date upon which the Eligible Director to whom the Option is granted becomes a director of the Corporation.

                (c) The Board, or any Committee who has been delegated the authority to do so, may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part. Except as provided herein, no amendment, suspension or termination of this Plan may adversely affect the rights of any person under an Option that has been granted to such person without such person's consent.

                (d) This Plan shall terminate ten years from its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

Dates of Board of Director Adoption: October 8, 1996.

Dates of Stockholder Adoption: October    , 1996.


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